Income Tax (Tables)	12 Months Ended
Oct. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of net taxable income (losses) before income taxes and its provision for income taxes
	Years Ended
	October 31, 2021	October 31, 2020	October 31, 2019
Income / (loss) attributed to China	2,002,809	3,839,535	3,747,049
PRC statutory tax rate	25%	25%	25%
Income tax expense at statutory rate	500,702	959,884	936,762
Reconciliation	46,123	14,509	(395,980)
Income tax expense/ (benefit)	546,825	974,393	540,782